                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

================================================================================


                          MBIA INSURANCE CORPORATION,
                                  as Insurer,


                         CAPITAL ONE AUTO FINANCE, INC.
                                      and


                       CAPITAL ONE AUTO RECEIVABLES, LLC
                               as Issuer Parties


                                      and


                        BANC OF AMERICA SECURITIES LLC,
                     as Representative of the Underwriters


                           INDEMNIFICATION AGREEMENT


                                  $850,000,000
                     Capital One Auto Finance Trust 2001-A
               Automobile Receivable-Backed Notes, Series 2001-A
               Class A-1 Notes, Class A-2 Notes, Class A-3 Notes
                              and Class A-4 Notes


                           Dated as of July 12, 2001


================================================================================

                           INDEMNIFICATION AGREEMENT

         This AGREEMENT, dated as of July 12, 2001 is between MBIA INSURANCE CORPORATION (the "Insurer"), as the Insurer under the Note Guaranty Insurance Policy (the "Policy") issued in connection with the Offered Notes described below, Capital One Auto Finance, Inc. ("COAF"), Capital One Auto Receivables, LLC, ("COAR," and together with COAF, the "Issuer Parties") and BANC OF AMERICA SECURITIES LLC ("Bane of America"), as Representative of the Underwriters (the "Representative") on behalf of the Underwriters (as defined below).

         Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings stated herein, unless the context clearly requires otherwise, in both singular and plural form, as appropriate Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Indenture (as described below).

         "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

         "Agreement" means this Indemnification Agreement by and between the Insurer and the Representative of the Underwriters.

         "Indemnified Party" means any party entitled to any indemnification pursuant to Section 5 below, as the context requires.

         "Indemnifying Party" means any party required to provide indemnification pursuant to Section 5 below, as the context requires.

         "Indenture" means the Indenture dated as of July 26, 2001 by and between the Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee.

         "Insurance Agreement" means the Insurance Agreement, dated as of July 26, 2001 by and among the Insurer, the Owner Trustee, the Seller, the Transferor, the Servicer, the Indenture Trustee and Owner Trustee.

         "Insurer Party" means the Insurer and its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

         "Issuer Party" means each of COAF and COAR and its parent, subsidiaries, and affiliates and any member, shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the following.

         "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

         "Offered Notes" means the Capital One Auto Finance Trust 2001-A Automobile Receivable-Backed Notes, Series 2001-A, Class A-l, Class-A-2, Class-A-3 and Class-A-4, issued in accordance with the provisions of the Indenture.

         "Person" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

         "Prospectus Supplement" means the Preliminary Prospectus Supplement dated July 10, 2001 and the Prospectus Supplement dated July 12, 2001 with respect to the Offered Notes.

         "Servicer" means Capital One Auto Finance, Inc. as the Servicer of the Receivables or any other Eligible Servicer acting as servicer pursuant to the Servicing Agreement. Unless the context otherwise requires "Servicer" also refers to any successor Servicer appointed under the Indenture or pursuant to the Servicing Agreement.

         "Servicing Agreement" means the Servicing Agreement dated as of July 26, 2001 by and among the Owner Trustee, the Indenture Trustee and the Servicer.

         "Underwriter Party" means, with respect to the Underwriters, each such Underwriter and its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

         "Underwriting Agreement" means the Underwriting Agreement by and among COAF, Capital One Auto Receivables, LLC and Bane of America LLC, as representative for the Underwriters, dated as of July 12, 2001.

         "Underwriters" and "Underwriter" means, in plural form, Banc of America Securities LLC ("Banc of America"), Credit Suisse First Boston Corporation ("CSFB"), Deutsche Bank Alex. Brown Inc. ("Deutsche Bank") and First Union Securities, Inc. ("First Union") and in singular form, each of Banc of America, CSFB, Deutsche Bank and First Union.

         Section 2. REPRESENTATIONS AND WARRANTIES OF THE INSURER. The Insurer represents and warrants to each Underwriter and the each Issuer Party as follows:

                  (a) Organization and Licensing. The Insurer is a duly incorporated and existing New York stock insurance company licensed to do business in the State of New York and is in good standing under the laws of such state.

                  (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Agreement and to perform all of its obligations hereunder and thereunder.

                  (c) Authorization; Approvals. The issuance of the Policy and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policy and this Agreement to constitute the legal, valid and binding obligations of the Insurer.

                  (d) Enforceability. The Policy, when issued, and this Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to applicable laws affecting the enforceability of creditors' lights generally.

                  (e) Financial Information. The consolidated financial statements of the Insurer and its subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ended December 31, 2000 incorporated by reference in the Prospectus Supplement (the "Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Insurer and its subsidiaries as of March 31, 2001 and for the three month periods ended March 31, 2001 and March 31, 2000 incorporated by reference in the Prospectus Supplement (the "Insurer Unaudited Financial Statements", the Insurer Audited Financial Statements and the Insurer Unaudited Financial Statements are referred to herein as the "Insurer Financial Statements") present fairly in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Insurer Audited Financial Statements, and since March 31, 2001, there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

                  (f) Insurer Information. The information in the Prospectus Supplement of the date hereof under the caption "THE NOTE GUARANTY INSURANCE POLICY AND THE NOTE INSURER" (the "Insurer Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Securities Act of 1933, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement or the Policy.

         Section 3. REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS. Each Underwriter represents and warrants (but only with respect to itself) to the Insurer as follows:

                  (a) Prospectus Supplement. It represents and warrants to and agrees with the Insurer that the statements in the Prospectus Supplement made in reliance upon and in conformity with written information relating to such Underwriter furnished to Capital One Auto Finance, Inc. specifically for use in the preparation of the Prospectus Supplement, and acknowledged in writing set forth in the second paragraph (regarding concessions and discounts) and the first sentence of the eighth paragraph (regarding marketmaking) under the caption "Underwriting" in the Prospectus Supplement (referred to herein as the "Underwriter Information"), are true and correct in all material respects.

                  (b) Corporate Power. It has the corporate power and authority to execute and deliver this Agreement and the Underwriting Agreement and to perform all of its obligations hereunder and thereunder in all material respects.

                  (c) Authorization; Approvals. The execution, delivery and performance of this Agreement and the Underwriting Agreement by such Underwriter have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of such Underwriter's board of directors or stockholders, are necessary for this Agreement and the Underwriting Agreement to constitute the legal, valid and binding obligation of such Underwriter.

                  (d) Enforceability. This Agreement and the Underwriting Agreement will each constitute a legal, valid and binding obligation of such Underwriter, each enforceable in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of such Underwriter and to general principles of equity.

                  (e) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of such Underwriter's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or its operations or would materially and adversely affect its ability to perform its obligations under this Agreement and the Underwriting Agreement.

         Section 4. [RESERVED].

         Section 5. INDEMNIFICATION.

                  (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Issuer Party and each Underwriter Party against (i) any and all Losses incurred by them with respect to the offer and sale of any of the Offered Notes and resulting from the Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement, and (ii) any and all Losses to which any Issuer Party or any Underwriter Party may become subject, under the Act or otherwise, subject to the limited scope of the Insurer Information described below insofar as such Losses arise out of or result horn an untrue statement of a material fact contained in the Prospectus Supplement or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Insurer Information included therein, and provided further, that it is understood that the Insurer Information is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Securities Act of 1933, in connection with the public offer and sale of securities of such registrant.

         (b) Each Underwriter hereby agrees, severally and not jointly, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against (i) any and all Losses incurred by it with respect to the offer and sale of any of the Offered Notes and resulting from such Underwriter's breach of any of its agreements, representations and warranties set forth in Section 3 of this Agreement and (ii) any and all Losses to which any Insurer Party may become subject, under the Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in the Prospectus Supplement or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Underwriter Information (as defined above) included therein.

         (c) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

         Section 6. NOTICE TO BE GIVEN.

                  (a) Except as provided in Section 7 below with respect to contribution, the indemnification provided herein by the Indemnifying Party shall be the exclusive remedy of each Indemnified Party for the Losses resulting from the Indemnifying Party's breach of a representation, warranty or agreement hereunder, provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach.

                  (b) In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or facsimile notice of such action or claim reasonably promptly after receipt of written notice thereof.

                  (c) Upon request of the Indemnified Party, the Indemnifying Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. The Indemnifying Party may, at its option, at any time upon written notice to the Indemnified Party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the Indemnified Party in connection therewith, provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding, the Indemnifying Party shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Indemnifying Party shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, each Indemnified Party.

                  (d) The Indemnified Party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (i) the employment of counsel by the Indemnified Party at the Indemnifying Party's expense has been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or (iii) the named parties to any such action include the Indemnifying Party on the one hand and, on the other hand, the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Indemnifying Party, and all such fees and expenses will be reimbursed promptly as they are incurred. In the event that any expenses so paid by the Indemnifying Party are subsequently determined not to be required to be borne by the Indemnifying Party hereunder, the party which received such payment shall promptly refund to the Indemnifying Party the amount so paid by such Indemnifying Party. Notwithstanding the foregoing, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Indemnifying Party shall not be liable for the fees and expenses of more than one counsel for the Issuer Parties, more than one counsel for all Underwriter Parties and more than one counsel for all Insurer Parties, as applicable.

                  (e) The Indemnified Parties shall cooperate with the Indemnifying Parties in resolving any event, which would give rise to an indemnity obligation pursuant to Section 5 hereof in the most efficient manner.

                  (f) No settlement of any such claim or action shall be entered into without the consent of each Indemnified Party who is subject to such claim or action, on the one hand, and each Indemnifying Party who is subject to such claim or action, on the other hand, provided, however, that the consent of such Indemnified Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Indemnified Party.

                  (g) Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Indemnifying Party's financial liability hereunder, and then only to the extent of such prejudice.

         Section 7. CONTRIBUTION.

                  (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Underwriter Party (other than pursuant to Section 4 or 5 of this Agreement), or if the indemnification provided by the Underwriters is determined to be unavailable for any Insurer Party (other than pursuant to Section 4 or 6 of this Agreement), the Insurer and the relevant Underwriter shall contribute to the aggregate costs of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and all relevant Underwriter Parties.

                  (b) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for the Issuer Parties (other than pursuant to Section 5 or 6 of this Agreement), the Insurer shall contribute to the aggregate cost of liabilities arising from any breach of their respective representations and warranties set forth in this Agreement on the basis of the relative fault of all Insurer Parties and the Issuer Parties.

                  (c) Notwithstanding anything in this Section 7 to the contrary, (i) the Insurer shall not be requited to contribute an amount in excess of the amount by which the total of the insurance premiums that have been received by the Insurer under the Insurance Agreement exceeds the amount of any damages that the Insurer has otherwise been required to pay in respect of any bleach by the Insurer of the representations and warranties contained in Section 2 hereof, and (ii) no Underwriter shall be required to contribute an amount in excess of the amount by which the total underwriting fees, discounts and commissions received by such Underwriter exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of any breach by such Underwriter of its representations and warranties contained in Section 3 hereof.

                  (d) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2 or 3 of this Agreement relates to information supplied by, or action within the control of, the Insurer Party or the relevant Underwriter Party and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

                  (e) The Parties agree that the Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that each Underwriter shall be responsible for the Underwriter Information provided by such Underwriter in writing for use in the Prospectus Supplement.

                  (f) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (g) The indemnity agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter Party, any Insurer Party or any Issuer Party, (ii) the issuance of any Offered Notes or the Policy or
(iii) any termination of this Agreement.

                  (h) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

                  (i) The Underwriters shall be severally and not jointly liable for any contribution required by this Section 7.

         Section 8. NOTICES. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

         If to the Insurer:  MBIA Insurance Corporation
                             113 King Street
                             Armonk, NY 10504
                             Attention: Insured Portfolio Management--Structured Finance (IPM-SF)

         If to the Issuer Parties:

                               Capital One Auto Finance, Inc.
                               8000 Jones Branch Drive
                               McLean, Virginia 22202
                               Facsimile: (703) 875-1389
                               Confirmation: (703) 875-1305

                               With a copy to Legal Department
                               Facsimile: (703) 875-1589
                               Confirmation: (703) 875-1000

                               Capital One Auto Receivables, LLC
                               8000 Jones Branch Drive
                               McLean, Virginia 22202
                               Facsimile: (703) 875-1389
                               Confirmation: (703) 875-1305

                               With a copy to Legal Department
                               Facsimile: (703) 875-1589
                               Confirmation: (703) 875-1000

         If to the Representative:

                               Banc of America Securities LLC
                               100 North Tryon Street, 10th Floor
                               NC1-007-11-07
                               Charlotte, NC 28255
                               Attention: Andy Glenn

         Section 9. GOVERNING LAW, ETC. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Insurer, each Issuer Party and the Underwriters.

         Section 10. OTHER OBLIGATIONS NOT EFFECTED. This Agreement in no way limits or otherwise affects the indemnification obligations of the Underwriters and COAF under the Underwriting Agreement.

         Section 11. LIMITATIONS. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or any other rating agency (collectively, the "Rating Agencies").

         Section 12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

         Section 13. NON-PETITION. So long as the Insurance Agreement is in effect, and for one year following its termination, each of the parties hereto agree that it (with respect to itself) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer Parties or the Seller.

         IN WITNESS WHEREOF, the Parties hereto have caused this Indemnification Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                MBIA INSURANCE CORPORATION

                                By  /s/ LISA WILSON
                                  ----------------------------------------------
                                Title   Assistant Secretary
                                     -------------------------------------------


                                BANC OF AMERICA SECURITIES LLC, for
                                itself and as Representative of the Underwriters

                                By /s/ JAMES G. MACKEY
                                  ----------------------------------------------
                                Title   Vice President
                                     -------------------------------------------


                                CAPITAL ONE AUTO FINANCE, INC., as Issuer
                                Party

                                By /s/ JEFFERY ELSWICK
                                  ----------------------------------------------
                                Title  Manager of Securitization
                                     -------------------------------------------


                                CAPITAL ONE AUTO RECEIVABLES, LLC, as
                                Issuer Party

                                By /s/ JEFFERY ELSWICK
                                  ----------------------------------------------
                                Title  President
                                     -------------------------------------------

                               TABLE OF CONTENTS

Section 1.    Definitions......................................................1
Section 2.    Representations and Warranties of the Issuer.....................2
Section 3.    Representations and Warranties of the Underwriters...............4
Section 4.    [RESERVED].......................................................4
Section 5.    Indemnification..................................................5
Section 6.    Notice to be Given...............................................5
Section 7.    Contribution.....................................................7
Section 8.    Notices..........................................................8
Section 9.    Governing Law, Etc. .............................................9
Section 10.   Other Obligations Not Effected...................................9
Section 11.   Limitations......................................................9
Section 12.   Counterparts.....................................................9
Section 13.   Non-petition.....................................................9


TESTIMONIUM.......................................................SIGNATURE PAGE
SIGNATURES........................................................SIGNATURE PAGE